UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2013 (September 17, 2013)

Exide Technologies

(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13000 Deerfield Parkway, Building 200,

Milton, Georgia 30004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 566-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2013, the U.S. Bankruptcy Court for the District of Delaware (“Bankruptcy Court”) entered an order approving the Exide Technologies Key Employee Incentive Plan (“KEIP”). The terms of the KEIP, as approved, included adjustments to the threshold, target and maximum goals for the EBITDA metric previously submitted by the Company: a fixed trailing twelve month EBITDA metric if the determination date (i.e., the last day of the month immediately prior to the date of emergence from Chapter 11 bankruptcy protection) occurs on or before June 30, 2014, and a sliding scale of trailing twelve month EBITDA if the determination date occurs after June 30, 2014. Additionally, the costs of various incentive plans approved by the Bankruptcy Court, including the KEIP, will be excluded from the EBITDA targets. The cash flow targets were also revised as follows: cash flows will be cumulative cash flows calculated from June 1, 2013 through the end of the month in which the Company emerges from chapter 11.

Additionally, a super-maximum goal was added that would provide a payout at 150% of target. The EBITDA and cash flow goals are summarized in the table below:

Determination Date		Threshold	Target	Maximum	Super-Maximum

January 31, 2014	EBITDA	$129,500	$149,596	$169,692	$189,788
	CF	$ 57,553	$ 67,709	$ 77,865	$ 88,022
February 28, 2014	EBITDA	$129,500	$149,596	$169,692	$189,788
	CF	$ 73,889	$ 86,929	$ 99,968	$113,007
March 31, 2014	EBITDA	$129,500	$149,596	$169,692	$189,788
	CF	$125,586	$147,749	$169,911	$192,073
April 30, 2014	EBITDA	$129,500	$149,596	$169,692	$189,788
	CF	$103,165	$121,370	$139,576	$157,781
May 31, 2014	EBITDA	$129,500	$149,596	$169,692	$189,788
	CF	$129,613	$152,486	$175,359	$198,232
June 30, 2014	EBITDA	$129,500	$149,596	$169,692	$189,788
	CF	$146,429	$172,269	$198,110	$223,950
July 31, 2014	EBITDA	$136,848	$158,197	$179,546	$200,894
	CF	$138,617	$163,079	$187,541	$212,003
August 31, 2014	EBITDA	$144,106	$166,692	$189,277	$211,862
	CF	$129,485	$152,336	$175,186	$198,036
September 30, 2014	EBITDA	$151,315	$175,128	$198,941	$222,754
	CF	$159,338	$187,457	$215,575	$243,694
After September 30, 3014	EBITDA	$151,315	$175,128	$198,941	$222,754
	CF	$159,338	$187,457	$215,575	$243,694

Numbers will be interpreted on a straight line basis if actual performance falls between measures. In no event may awards under the KEIP exceed 150% of a participant’s target payout.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES

By:	/s/ Phillip A. Damaska
Name: Phillip A. Damaska
Title: Executive Vice President & Chief Financial Officer

September 23, 2013

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